CIGNA FUNDS GROUP
                  Small Cap Growth/TimesSquare Fund (the Fund)
     Supplement dated September 15, 2004 to the Prospectus dated May 1, 2004

On September 14, 2004 the Fund's investment adviser, TimesSquare Capital Management, Inc. (TSCM) and its parent company, CIGNA Corporation, entered into an agreement with Affiliated Managers Group, Inc. (AMG) to sell TSCM's growth equity management business to a new company, TimesSquare Capital Management, LLC (TimesSquare LLC). TimesSquare LLC will be owned by AMG and the management team of TSCM.

AMG is an asset management holding company with equity investments in a variety of investment management firms. AMG will be the managing member of and own a majority equity interest in TimesSquare LLC. Existing TSCM personnel, including the Fund's portfolio managers, Grant Babyak and Yvette Bockstein, and the equity analysts involved in TimesSquare Capital's growth equity management business, will own the remaining equity of TimesSquare LLC and will direct its day to day operation. TimesSquare LLC will continue the growth equity management business of TSCM, focusing on small and mid cap growth equity securities.

AMG has proposed to the Board of Trustees of CIGNA Funds Group that the Fund be merged into a newly formed fund whose investment adviser will be The Managers Funds LLC, a subsidiary of AMG. The merger will be subject to the approval of the Board of Trustees and shareholders of the Fund. It is proposed that, after the merger, TimesSquare LLC will act as the sub-adviser for the newly formed fund. As a result, under this proposal it is expected that the personnel involved in managing the portfolio of securities of the new fund will be the same personnel currently managing the Fund's portfolio.

It is currently anticipated that Fund shareholders will be presented with a merger proposal in the first quarter of 2005 and that, subject to shareholder approval, the merger will occur in that quarter.